FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 10, 2009
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51447	20-2705720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 108th Avenue NE, Bellevue, Washington	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(425) 679-7200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
          On November 25, 2009, Expedia, Inc., a Delaware corporation (“Expedia”), issued a press release announcing an educational conference call for investors and financial analysts with Clem Bason, President of the Hotwire Group, on Thursday, December 10, 2009 at 4:00 p.m. Eastern Time / 1:00 p.m. Pacific Time. The conference call is intended to provide investors greater insight and information on a selected area of Expedia’s business and will include time for questions and answers.
          The live audiocast, accompanying presentation and audiocast replay will be available to the public at http://www.expediainc.com/ir. Replays of the conference call are expected to be available for at least three months after the call date. Parties in the United States and Canada can dial 1-877-941-2332 to access the call toll free. Other international parties can dial 1-480-629-9723.
          A copy of the accompanying presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for the purposes of Item 7.01.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Exploring the New Travel Marketplace — The Hotwire Group

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: December 10, 2009.	By:	/s/ Amy E. Weaver
		Name:	Amy E. Weaver
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX
99.1	Exploring the New Travel Marketplace — The Hotwire Group